--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                            FINAL TRANSCRIPT
--------------------------------------------------------------------------------

   Thomson StreetEvents(SM)

--------------------------------------------------------------------------------

   SHOO - Steven Madden Second Quarter Earnings Conference Call

   Event Date/Time: Jul. 27. 2004 / 10:00AM ET

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


CORPORATE PARTICIPANTS

Cara O'Brien
Financial Dynamics - SVP, Retail and Consumer

Jamie Karson
Steven Madden - CEO

Richard Olicker
Steven Madden - President and COO

Arvind Dharia
Steven Madden - CFO



CONFERENCE CALL PARTICIPANTS

Sam Poser (ph)
Mosaic Research - Analyst

Jeff Van Sinderen
B. Riley & Company - Analyst

Adam Komora (ph)
Fine Trust Capital - Analyst

Daniel Yari (ph)
Presidio Investment - Analyst


PRESENTATION

Operator

Good morning, ladies and gentlemen. Welcome to the Steve Madden, Limited conference call sponsored by Financial Dynamics. At this time all participants are in a listen-only mode. Later we will conduct a question-and-answer session and instructions will follow at that time. To register for a question the participant should press star, 1. To withdraw the question, the participant should press the pound key. Any reproduction of this call in whole or in part is not permitted without express written authorization of the Company. And as a reminder, ladies and gentlemen, this conference is being recorded.

I would now like to introduce your host for today's conference, Ms Cara O'Brien of Financial Dynamics. Please go ahead.

--------------------------------------------------------------------------------

Cara O'Brien  - Financial Dynamics - SVP, Retail and Consumer

Thank you, operator. Good morning, everyone. And thank you for joining this discussion of Steven Madden, Limited second quarter results. By now you should have received a copy of the press release, but if you have not, please call our offices at 212-850-5776, and we will send one out to you immediately.

Before we begin I would like to remind you the statements in this conference call that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different with the historical results or from any future results expressed or implied by such forward-looking statements. The statements contained herein are also subject, generally, to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the SEC. Also please refer to the earnings release for more information on risk factors that could cause actual results to differ. Finally, please note that any forward-looking statements used in this call should not be relied upon as current after today's date.

I'd now like to turn the call over to Jamie Karson, Chief Executive Officer of Steven Madden, Limited. Jamie, go ahead, please.

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

Thanks, Cara. Good morning, and thank you for joining to us review Steven Madden, Limited's results for the second quarter ended June 30th, 2004. With me to discuss the business are Richard Olicker, our President and Chief Operating Officer and Arvind Dharia, our Chief Financial Officer.

The second quarter of 2004 proved to be a challenging, but exciting period for our Company. To give you a snapshot of what happened, primarily two conditions illustrate the quarter for us. First we faced tough industry dynamics. We experienced heavy pricing pressure in a very demanding mark-down environment, and these factors had a greater than anticipated impact on certain of our wholesale divisions. To be more specific our l.e.i., Madden Men's and Stevies businesses experienced soft sales as well as high mark-down levels, the combination of which had a greater than planned effect on our wholesale margins.

Second, we continue to take measures to build and grow the business for long term profitability. Specifically, as we've said in recent quarters, the Company is undergoing a transition that requires a number of important investments. This ongoing transition, which we have been executing over the last couple of quarters, involves entering new product


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   1
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


categories and fashions to meet shifting trends and consumer preferences, as well as integrating new divisions, both of which require significant expenses including greater advertising support and investments in key design and sales personnel.

The product shift is part of our evolution from a traditional casual base into broader categories including dress, tailored, and at once trend items. What's most important to note here is that we have been doing this and doing it well, not only will we continue to go where the fashion is, but we will also be able to dictate new fashion trends through our test-and-react operating model which enables us to swiftly deliver our products to the marketplace.

Despite these two main conditions there were definite pockets of strength in this period. For instance, we posted very strong revenues in same-store sales in our retail division. Total retail sales increased approximately 18%, and same-store sales increased approximately 15%. Additionally, as we have stated in the past, we have been focused on using our cash effectively and opportunistically, all in an effort to deliver enhanced value to our shareholders. Along these lines, during the quarter, we repurchased approximately 85 thousand, 2 hundred shares of common stock at an average price of $18.79. We see this buy back as a productive use of cash, as it reflects both our continued confidence in our Company's long term prospect and our continued committment to enhanced shareholder value.

Finally our balance sheet remains in excellent shape. We ended the quarter with approximately 67 million in cash, cash equivalents, and investment securities. No long or short-term debt and total stockholders equity of over 166 million. So in our efforts to build our business for the long term, we are secure in the fact that our financial health is solid and our initiatives rest on a strong foundation, from which we can diversify and grow the business.

Now Richard will discuss the quarter in more detail.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO


Thanks, Jamie, and good morning, everyone. Let's review in detail what took place during our second quarter. Total net sales increased .6% to 86.2 million, versus 85.7 million in the same period last year. This reflects sales increases in our retail division, our Steven and Steve Madden Women's wholesale division, and contribution from our new Candie's division, offset by declines in l.e.i., Men's, and Stevies.

In line with our recently updated expectations, net income was 4.1 million, versus 5.8 million in the same period last year. Earnings per share were 28 cents per share on 14 million, 391 thousand diluted shares outstanding, compared to 41 cents per share on 14 million, 40 thousand diluted shares outstanding in the comparable period of 2003. With respect to gross margin, as anticipated the market has remained challenging, and during the quarter the Company's l.e.i., Madden Men's, and Stevies wholesale divisions faced greater pressure than expected. These businesses experienced declining sales within a very demanding mark-down environment which had a greater than planned impact on the Company's wholesale margins.

Nevertheless, due to the strength in the Company's retail division, overall gross margins increased 20 basis points to 37.9%. Our retail division, which generates higher gross margins than wholesale, represented a slightly larger percentage of our overall business, in the second quarter. Retail represented 31% of the total, versus 26% in the second quarter last year. Our results were also impacted by declines in commission income generated from Adesso-Madden and the integration of new divisions, which required expenses including greater advertising, support, as well as investments in key design and sales personnel. We consider these investments investments in our future that are both necessary and prudent. Also, professional, consulting, and accounting expenses increased to a higher level than expected during the quarter.

Let me now review what happened in each division during the quarter. Company's wholesale division was comprised of seven brands: Steve Madden Women's, Steve Madden Men's, l.e.i., Stevies, Steves Shoes by Steve Madden, Candie's, and UNIONBAY. Wholesale revenues for the quarter were 59.8 million, verses versus
63.3 million last year. Revenues in our flagship Steve Madden Women's brand increased 3% to 31 million. We are very pleased by this performance which was achieved in the midst of our ongoing, successful transition into new categories to meet shifting industry trend. Most importantly reorders materialized during the quarter on a broad variety of styles. Once again, our reactive model enabled us, by delivering the right shoes at the right time to overcome otherwise challenging dynamics and price compression in the retail environment. Additionally, we are encouraged by early fall reads on select -- on a broad variety of items.


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   2
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


Revenues for Steve Madden Men's were 6.5 million, versus 11.5 million last year. Disappointing fall '03 performance, and a downturn in the fashion casual space in Men's led to reduced spring '04 receipts at some of our largest wholesale customers. Also a new management team from Men's transitioned in during the quarter with a charge to revamp the assortment mix with an eye towards fall '04. While we anticipate continued challenges in Men's in the current quarter, we also see signs of improved prospects in the fourth quarter and next year. As department store customers, particularly Federated, seek to expand our Men's business through new updated casual styling opportunities.

Revenues for l.e.i. were 10.6 million versus 17 million last year. It is worth noting that this decline was on top of a 13% increase achieved in the second quarter of '03. As we have communicated in recent periods, l.e.i.'s performance has been hampered by several factors. These include the buying trends of mid-tier customers and longer lead times out of China. Additionally, given its recognition as essentially a casual closed-up brand, there has been some resistance to the evolution of l.e.i. into other better trending categories, such as dress. We anticipate continued challenges in l.e.i. as it seeks to meet shifting industry trends, and as it anniversaries against the large opening price point businesses that it enjoyed throughout 2003.

Marking its second quarter of shipping as a Steve Madden division, our Candie's division generated revenues of 3.7 million. Candie's experienced good retail sell-through, particularly in classic Candie's style Woods and Mules. Candie's was also successful in opening new accounts, including Robinsons, Filene's, and Macy's West. We are confident that Candie's is gaining traction, and is now poised to become a more significant contributor moving forward.

Revenues for our Stevies Children division were 2.2 million, versus 2.7 during the second quarter last year. Stevies new management, sales, and design teams transitioned in during the second quarter. While we anticipate continued challenges in our Children's business, we also see signs of improved prospects in the fourth quarter and next year as buyers respond favorably to new comfort, fit, and quality features which are now being incorporated into the product.

Revenues for our UNIONBAY division were $45 thousand, consisting solely of clearance goods. UNIONBAY has had some modest success with placement of its back-to-school, plain-toe oxfords, and we continue to invest in UNIONBAY in pursuit of a more significant contribution in the future.

Net sales of our Stevens Shoes by Steve Madden division increased 212% to $5.8 million. Dress shoes continue to be the dominant trend, and our Steven team responded by offering both very fast replenishment times on strong sellers, and a broader assortment of classifications including woods, jeweled sandals, and dress mocs. We further penetrated our existing retail accounts with increased displays and additional doors, and opened new channels with the addition of several new Nordstrom divisions. We are very pleased by the success and performance of this division, and plan for continued healthy contribution for the remainder of the year.

Moving on to our retail division, as of June 30th there were 83 stores in operation, including our Internet store. During the quarter we opened two new stores, and closed two underperforming stores. Retail sales, as Jamie mentioned, increased 18% to 26.4 million in the comparable period -- I'm sorry, to 26 million -- 26.4 million. Same-store sales increased 15.2%, reflecting a combination of higher unit sales and higher average selling prices, particularly in our core Women's Footwear category. We let our winners run at retail during the second quarter, promoting to a very much lesser extent than in the year-ago period.

It is also encouraging that store productivity remains very strong. Our stores generated an average of $665 per square foot for the 12 months ended June 30th. Moving to other income, the Company's commission and licensing fee income line was 1.8 million. Our private label division, Adesso-Madden, generated commission revenues of 1.1 million this year, versus 1.5 million last year. Commission revenues were reduced as a part of mass merchant retailers saturating the marketplace with inexpensive flip-flops and beach sandals, which were generally not part of Adesso's core offerings, but which took share from more traditional classifications.

Licensing income increased 4% to $719,000. We continue to work toward concluding new license arrangements, but we are proceeding methodically in pursuit of the strongest brand-building opportunities. Turning to marketing we had a very busy quarter. On the retail front, in connection with the reopening of our Queens Center store, we held a shoe-an-hour giveaway, and OnAir with Power 105 gave away tickets to see Beyonce in the Ladies First Tour. We supported our retail tours with an extensive mall campaign, and with promotions ranging from college coupon books, to mother-daughter events around Mother's Day, to shopping sprees in association with Lucky and InStyle magazine.


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   3
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


In addition to our retail promotion the Company had a very active advertising calendar. We continued our consumer magazine "Heiress Girl" presence in books that included Seventeen, Teen People, Cosmo Girl, YM, and Lucky. We expanded our Men's print coverage to include Maxim, FHM, Vibe, and Time Out, New York. Our provocative cityscape painted on a model, Steven campaign,was supported in books including Cosmo, InStyle, Marie Claire, Glamour, and Gotham. We were active in outdoor media as well, our print campaigns could be found above ground, on our Soho billboard, at ground level, on bus shelters, buses, and Metro Lights, and even underground, in subways. Our chicks-walking-chicks television commercial ran in select markets this season during The OC, and on the American Idol series.

Finally the last leg of the Ladies First Tour featuring Beyonce concluded in the second quarter. The concert series ended on the west coast, and we derived enormous national radio coverage as well as terrific visibility in front of a new and fashion leading audience, as a result of our association with Beyonce on the tour. These events are only a handful of highlights from a full calendar complimenting our sales and marking efforts, all of which assisted in raising the visibility of the Steve Madden brand.

Now with respect to our overall financial condition, we've maintained a pristine balance sheet which speaks volumes to the health and viability of our Company. As of June 30th, 2004, our cash, cash equivalents, and investment securities were $67 million. Inventories were 29.3 million. Our inventory turn was 7 times in the 12 months ending June 30th. Our inventories are in line with plan and are clean and current entering third quarter. We're pleased with our inventory management, particularly in light of having planned to accelerate receipts in support of our aggressive third quarter retail door addition.

Accounts receivable were 48.2 million. Accounts receivable increased over last year as a result of collection days increasing to 67 days, from only 49 days last year. This is a result of large customers demanding longer net terms, particularly large customers in the mid-tier.

Working capital was at $100 million. Total equity was 166.4 million. We have $5.08 in cash, per share. Now let me turn the call back over to Jamie, who will provide some closing remarks.

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

Thanks, Rich. To summarize, during the quarter, we met challenges in the marketplace which pressured our wholesale division and realized increased expenses which impacted our bottom line. However, we made progress in certain ways with strength in our retail division and our share repurchase. Additionally we continue to make progress in our ongoing efforts to explore and implement initiatives to diversify the business and fully leverage all of our brands. And I'll go into those in detail in just a few moments.

All of that said, our overall outlook for the year depends on these very factors. We anticipate the retail environment will remain demanding on the wholesale side from a mark-down perspective, and we will need to continue spending and making the necessary investments to support all of our brands and divisions. Taking that into account, we are currently comfortable with confirming our previously announced expectations for a total sales increase in 2004 of low single-digits over 2003. However, as a result of the quarter's lower than anticipated sales at wholesale, related lower wholesale gross margin and an expectation that the trend will continue in the near term, we now anticipate full-year earnings to be between $1 and $1.03 per diluted share on 14 million, 500 thousand diluted weighted average shares outstanding.

We look to the second half of the year and beyond 2004, with the long-term objective of further building a foundation on which to grow the business. And on that note I want to provide some insight into the other main initiatives we are working on to drive improvement in our top and bottom lines over the long run. First, we believe that we have some of the best product people in the industry. We've always stated that we are committed to hiring the most talented designers and managers in the footwear industry, and to do that we must invest in the right people for our various divisions. As a result, investing in our people is one of the best long-term moves that we can make, to ensure that we provide our customers with what they want and when they want it. Our people are essential to the success of our business, and we are always looking to bring and retain the most capable people to create and sell our products.

Second, we are very excited about our retail division, and we plan to be more aggressive than in the past in our expansion strategy. By more aggressive, I mean we intend to be even more proactive in our efforts to find good locations, and hope to accelerate the speed of our expansion. Several benefits


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   4
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


come from expanding our stores. A, retail is highly profitable portion of our business. B, it is a great brand builder. And C, we have a greater deal of control over our destiny in retail, compared to wholesale allowing to us react and respond to customer demand much more quickly in this channel. In 2004, we plan to open between 8 and 12 stores. We will aggressively seek out and evaluate the right locations that are A-level and will maintain our industry leading productivity.

Third, we intend to refocus on our in-store concept shops. These shops creatively display our products in top wholesale doors, increasing brand awareness in key traffic areas. We want to selectively invest in more of these, since we view them as effective brand builders and productive investments. By supporting this channel, we hope to make improvements in our wholesale division, overall.

Fourth, we are intensifying our efforts in the search for appropriate brand building and business diversification opportunities, including licensing opportunities, strategic acquisitions, and so on. We are working with various firms to help us determine the right course of action, suitable partners, and suitable opportunities. As for finding appropriate license opportunities, protecting the integrity of the brand is paramount, so finding the right partner becomes, in our opinion, the most important step. We recognize that leveraging the significant Steve Madden brand equity we have built, has great possibilities for us, and we are focused on finding or developing options to fully leverage this opportunity. Specifically we are looking into options to extend the brand into other appropriate categories, such as apparel, hand bags, watches, and fragrances that will make the most of the brand and maximize the other income line.

This has been a focus of ours for sometime, and as most of you recall when we renovated our 34th Street location, we began looking at this as a small-scale testing ground of sorts. We've consistently monitored customer response to a select assortment of new merchandise, including original Steve Madden-branded and design jeans, novelty tee shirts, and assorted accessories, all of which are being sold in the store. As for any potential acquisitions, as we've stated before, we are extremely conservative in our approach to this process and will only evaluate and/or act upon opportunities that will compliment our existing businesses and be immediately accretive to our bottom line.

Finally, we continue to take steps toward becoming a truly global, lifestyle-branded company. International growth is an area which remains positive and encouraging for us. Entering international market widens our reach, and broadens the distribution of our brand. Right now Steve Madden Footwear is available abroad in certain countries in Europe and in Central America. We have begun, and are in the process of negotiating opportunities to extend distribution into many other countries, including Australia, the United Kingdom, China, and Japan. In this way we further enhance our brand awareness and reach more customers globally as we progress in our goal of being a global, lifestyle-branded organization.

In conclusion we are obviously in a building phase and are cautious as we move forward. At the same time, we truly believe in the quality of our brands and effectiveness of our business model. With those elements in our favor, and supported by a pristine balance sheet, we remain firmly focused on our plans and the initiatives to grow the Company responsibly and profitably in an effort to drive long-term profitability and enhance shareholder value for the long term.

That said, we thank you for your time and interest, and now I'll be happy to answer any business questions you may have.

--------------------------------------------------------------------------------

QUESTIONS AND ANSWERS

Operator

Thank you. Ladies and gentlemen, at this time if you have a question you will need to press the star -- star, 1 on your touch-tone phone. Your question will be taken in the order they are received. If your question has already been answered you may remove yourself from the queue by pressing the pound key. Also, if you're using a speakerphone, please pick up the handset before pressing the buttons. One moment, please, for the first question.

Our first question comes from Sam Poser from Mosaic Research. Sir, please pose your question.

--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

Good morning. What -- you mentioned about all the increased advertising costs, Richard. Hello? And what -- can you go into as a percent of sales how that might have varied year-over-year?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

As a percent of sales, Sam?


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   5
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

Yeah, or -- yes.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

We look at it first in dollar variance, and as a percent of sales for the quarter --.

--------------------------------------------------------------------------------

Arvind Dharia  - Steven Madden - CFO

For the second quarter we did 3 percentage.

--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

It was 3% of sales was advertising?

--------------------------------------------------------------------------------

Arvind Dharia  - Steven Madden - CFO

Yes.

--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

How did that compare to the year before if

--------------------------------------------------------------------------------

Arvind Dharia  - Steven Madden - CFO

Compared to year before --

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

It looks like 2.1% on my variance sheet.

--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

Thanks. Now, was that on plan and the sales just didn't come against it as far as the pure dollars being spent, or did you spend a little more than you had originally planned?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

We spent a little more, Sam, in conjunction, primarily with the Ladies First Tour and Beyonce. These are -- these are expenses that -- or opportunities, I should say that come up very late in the game, and you don't have an awful lot of time to plan for them. If you want to get on board, you have to make a decision very quickly, and they go on tour very quickly, thereafter. So it was a very -- it was really a post-October '03 planning event to make the decision, really, in our first quarter to line up as a sponsor of Beyonce on the tour. In that regard it was an unplanned for additional expense. But we still believe it was a terrific investment.

--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

And just going to l.e.i. for a minute, you mentioned that it was going to be tough for the rest of the year. I mean, what do you think is going to get you over the hump with that? How are you going to get there?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Well, you know, it's all about the shoes, and what we're counting on is the receptivity out in the marketplace is reflective of the receptivity we enjoyed in Steve Madden.

--------------------------------------------------------------------------------

Sam Poser  - Mosaic Research - Analyst

Thanks.

--------------------------------------------------------------------------------

Operator

Our next question comes from Jeff Van Sinderen of B. Riley & Company. Sir, please pose your question.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Morning. I wonder if you could talk a little bit more about the assumptions that are built into your guidance for the rest of your year in terms of gross margin and SG&A, and what you're looking for there.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Okay. As we stated we still see a total net sales increase of low single-digits. And from a gross margin standpoint, we see some of the -- we see a slight decrease on the year in overall gross profit. We see continued declines in the other income line, not dissimilar from the one we experienced in second. We see a continuation there. We see overall operating expenses increasing at a somewhat less basis point increase that we -- than we experienced in the second quarter, but an


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   6
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


increase in overall operating expenses to the total, nevertheless. Leaving us with a somewhat decreased operating income of something close to where we ended up in our second quarter.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay. Fair enough. And then let me ask you, in terms of changes that you might make. I understand you're investing to build your business and to get into some new categories, but are there any changes that you might make to reduce expenses, potentially, in the future?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Yeah, there are certain places where we would look. There comes a time when you to have say, we need to -- we need to plan our expenses against a reality, versus a planned sales line. So when you're seeing the reality of diminished sales, and the reality of gross margin pressures, we will make the necessary changes as far as operating expense structure. However, you don't want to do that before you voted and decided that your sales are going to continue, or to be flat to the lower trend. You know, we're not throwing in the towel, we're investing in the future. We're trying -- we believe that we can turn it around, and that's what we're investing in.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay. So any divisional cuts that you might make if things, you know, don't turn around as you're hoping, it's really too early to make those -- to really even discuss that at this point, sounds like.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

It's not that it's too early to discuss. It's that it's a mixed bag. We're likely to make, and continue to make investments in core brands, and that we believe we will turn around. And in other divisions, we might look at it and say we've tried everything we can do and we have to -- we have to manage our expense structure to the new reality of what the real plan is going to be from a sales and gross margin standpoint.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

What I'm saying, Jeff, is that it's a mixed bag.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Right.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

And has to be analyzed that way so that we cut surgically when we do make the cuts.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay. That makes sense. Let me ask you this, if we can shift a minute to licensing. Can you update us on any progress there, particularly if you can mention anything regarding apparel? Because I know that's an area that you're working on. Is that a category that you would definitely license, or is that a category that you might deploy another strategy?

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

Jeff, we are exploring all of our options there. We have retained various outside firms to help us find suitable people in, say, the apparel industry, as well as suitable potential license partners. We're exploring all of our options. There are advantages and disadvantages to both licensing and owning. And when we find the right partner, we will get into that business.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay. And then in terms of acquisitions, is there anything that -- well, let me ask you this: Is there anything that you're seeing out there that looks appealing to you or looks promising at this point, or are you still, sort of, exploring at this point?

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

I would say that we're exploring. You know, we have a banker on our board, and we work closely, and I would say right now, while there are some things that we've glanced at, I would say we're still exploring.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   7
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay. Fair enough. And then, finally, I was pleased to hear that you're looking at expanding your retail stores more aggressively, and was just wondering what we might look for in '05 in terms of number of stores that you think would be reasonable, if you can find suitable locations.

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

Well, I think the number that we've put out there for the year is somewhere between 8 and 10, previously. As it stands right now, we have --

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Seven.

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

-- seven stores opening in this quarter, in addition to the 2 that we have opened this year already. And we have 1 slated for fourth quarter. And we are, you know, we are actively out there looking at locations and considering different opportunities. We love retail.

--------------------------------------------------------------------------------

Jeff Van Sinderen  - B. Riley & Company - Analyst

Okay. All right. It's fair enough. Thank you.

--------------------------------------------------------------------------------

Operator

Okay. Our next question comes from Adam Komora, Fine Trust Capital. Sir, please pose your question.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

Hi. Couple of quick ones. First is, can you just talk a little bit about the trends of retail and wholesale in the quarter? Did things, you know, we've seen some other companies out there talk about a soft 2. And how did things trend for you guys over the course of the quarter?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

We had great retail trend in our own stores. The numbers pretty much speak for themselves. It was, you know, an 18% total, 15.2% comp. We actually reigned in some planned promotions in June because we were letting the winners run. And we still believe that retail is a leading indicator for wholesale. We still utilize retail as a -- an incubator for wholesale introductions, and they tend to be good introductions for successes. And that was one of the keys to, I think, the growth in Steve Madden wholesale over the quarter. And so we saw, in our own world, great success where we had total control of retail, and good success where our wholesale division abided the lessons that we were learning day by day in our own retail stores. And our customers benefited from that, as well, and enjoyed some excellent sell-through son leaner inventory. So our performance was, I think, exceptional through the quarter.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

So were these trends, sort of, continuing as we, sort of, enter the back-to-school period? And could you, just, sort of, give us any flavor on how back-to-school is looking? I know it's early, but --

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Well, as far as the trends continuing, you know, it's a little bit early, yet, to say that the same trends are continuing. You know, July is a very -- is a promotional month for us at retail, and I would say that the same-store sales trends aren't what they were through the second, but we didn't expect them to be. We're in more of a move the inventory mode, and then convert over to back-to-school. But there are successes that we're finding out there, and we're enjoying them, not only only early in our own stores, but also in some of the early pre-season sales that are on with our wholesale customers right now. And it's in a variety of classifications, some of which are still opened up-type shoes, which is a little bit surprising go into the back-to-school one selling season. But, on the other hand, not all that surprising. It appears to us that opened up shoes will be welcome in the back-to-school season, if they're a little bit different, So, we feel as though the overall trend is continuing. I mean, the way I like to think about it is that the open-to-buy confidence levels are moving in our direction nicely, and, you know, at the end of the day it's all about the shoes. If the shoes continue to perform, more on a proportional basis, greater proportions of the junior budgets will come our way.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   8
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


Adam Komora  - Fine Trust Capital - Analyst

And, what is your -- what is your guidance in the back half imply for comps, or what does it assume for comps?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

It assumes -- it assumes, I would say low-teen comp store gains at retail.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

Okay. And it looks like you -- last quarter you bought back stock above where the stock is trading today. Can we infer from that, that we should continue to see buybacks in the back half of the year?

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

We believe in our Company, and I think we evidence that by buying stock back at $18.79, and we will continue to make forays into the market as we deem it to be opportunistic.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

And what's the -- what's the CapEx budget in the second half of the year?

--------------------------------------------------------------------------------

Arvind Dharia  - Steven Madden - CFO

The total -- total budget for the full year 8 million, and 4.5 million for the remaining of the year.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

For the second half is 4.5?

--------------------------------------------------------------------------------

Arvind Dharia  - Steven Madden - CFO

4.5, yes. All right. My last question is --

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Adam before you go I want to revise what I said on the comp assumption --

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

Okay.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

-- for retail comps for the remainder. I have that broken down by quarter, but as far as the overall-year comp, the assumption is mid to high single-digit comps at retail.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

So that would imply you are assuming a slowdown in the back half, to, sort of, hit the sales numbers you've talked about.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Slowed down to our second quarter, yes.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

Got it. Okay. And my last question is really, you know, longer term, how you guys think about your EBIT margins, when and how can we get back to sort of 10% plus EBIT margins?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Well, it's going to be from a bunch of sources. Firstly, we have to turn some of the divisions and/or manage down the expense levels associated with them. But we believe that it's really a sales-driven issue, and as Candie's starts to contribute more, as Men's turns itself around, we feel as though we can move more closely in that direction. And also as the successes move through the marketplace, Adesso-Madden tends to lag by as much as a year sometimes, some of the successes experienced in our other wholesale divisions. And it can take that amount of time before you see that come back in the form of commission revenues in the Adesso-Madden revenue line. So, it's going to take a little bit of the expense side, a good proportion of the sales side, some tightening down of the gross profit margin, and also some additional contribution from Adesso-Madden before we get back to those pretax income levels.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    Thomson    streetevents@thomson.com  617.603.7900  www.streetevents.com   9
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


Adam Komora  - Fine Trust Capital - Analyst

So,but if I heard your earlier comment, sort of, thought Madden's Men's might be turning around in the fourth quarter, Candie's, you know, should be -- have some critical mass by next year. You know, is it aggressive to assume in that '05 we can get back to the 10%-type margin?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

You know, let's talk again in October, because, Adam, what I'd like to really do is plan it out. You get a sense, when you deliver your first spring, early shoes of where, you know, your open-to-buy dollars are going to be, and that's a better time really to discuss '05.

--------------------------------------------------------------------------------

Adam Komora  - Fine Trust Capital - Analyst

Okay. Fair enough. Thanks, guys.

--------------------------------------------------------------------------------

Operator

Thank you. As a reminder, ladies and gentlemen, at this time if you do have a question, will you need to press star, 1 on your phone. Once again, if you do wish to pose a question at this time, please press star, 1 on your phone.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

That's probably it. There's only one other analyst who calls the Company.

--------------------------------------------------------------------------------

Operator

Once again -- okay, actually, we have one more question here. Sir, Daniel Yari, from Presidio Investment. Sir, please pose your question.

--------------------------------------------------------------------------------

Daniel Yari  - Presidio Investment - Analyst

Hello. Thank you for taking my call. Nice job on retail. I was wondering if you could break down the retail and wholesale gross margins.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Yes. Retail gross margin was at 53.3%, wholesale was at 31.2%.

--------------------------------------------------------------------------------

Daniel Yari  - Presidio Investment - Analyst

31.2?

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Yes.

--------------------------------------------------------------------------------

Daniel Yari  - Presidio Investment - Analyst

Okay. Thanks. The second question, in the first quarter report, there was a mention of the -- a letter from the SEC asking for, among other things, information regarding Steven Madden's employment. What is the "among other things" refer to?

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

I think that they were asking for, essentially, the compensation details of Steve's contract. I think that disclosure was essentially about his employment agreement.

--------------------------------------------------------------------------------

Daniel Yari  - Presidio Investment - Analyst

Okay.

--------------------------------------------------------------------------------

Richard Olicker  - Steven Madden - President and COO

Everybody knows that.

--------------------------------------------------------------------------------

Daniel Yari  - Presidio Investment - Analyst

Okay. Thank you, very much.

--------------------------------------------------------------------------------

Operator

Thank you. Ladies and gentlemen, again, if you do wish to pose a question at this time, you need press the star, 1 on your touch-tone phones. Once again, if you do wish to pose a question, please press star, 1 at this time. Okay. Once again, if you do wish to pose a question, please press star, 1 at this time. Once again, if you do wish to pose a question at this time, please press star, 1 on your phone.

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

That's it. It's over.


--------------------------------------------------------------------------------
    Thomson streetevents@thomson.com 617.603.7900 www.streetevents.com 10 [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
SHOO - Steven Madden Second Quarter Earnings Conference Call
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Operator

Okay, gentlemen, there appear to be no further questions at this time. Please continue with any closing remarks.

--------------------------------------------------------------------------------

Jamie Karson  - Steven Madden - CEO

Thank you for participating in the call, and we look forward to speaking to you at the end of next quarter. Thank you.

--------------------------------------------------------------------------------

Operator

Ladies and gentlemen, that does conclude our conference call for today. You may all disconnect,, and thank you for participating.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Disclaimer

Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

(C) 2004, Thomson StreetEvents All Rights Reserved.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    Thomson streetevents@thomson.com 617.603.7900 www.streetevents.com 11 [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
(C) 2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.